Short-term loans	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Short-term loans

15.	Short-term loans:

	Maturity	Interest rate		June 30, 2026	June 30, 2025
Line of credit	N/A		Floating	$-	$-
RE Royalty	November 26, 2026		Fixed	3,000	3,000
Geddes Construction Loan	N/A		Floating	-	1,734
NY Green Bank credit facility	within 12 months of the drawing date		Fixed	3,891	-
Total		$		$6,891	$4,734

RE Royalty

On November 13, 2024, the Company’s subsidiary entered into a loan agreement for a principal amount of $3,000. The loan had a maturity date of November 26, 2025. Interest on the loan shall accrue at the rate of 11% per annum, compounded and payable quarterly. Subsequent to initial execution, the maturity date of the loan was extended to November 26, 2026. Following the amendment, interest accrues at a rate of 12% per annum, compounded monthly and payable quarterly.

Geddes Construction Loan

On June 24, 2024, the Company entered into a Construction Loan Agreement, with Seminole Financial Services, LLC., for the construction of the Geddes project (the “Geddes Construction Loan”). The Geddes Construction Loan is for a principal amount of up to USD $2,600, based on the actual cost of the project. The Geddes Construction Loan advancement amount shall accrue interest, which is to be added to the outstanding principal balance starting from the date of receipt, at a variable rate per annum equal to the One Month Chicago Mercantile Exchange (“CME”) Term SOFR plus a margin of 4%. The loan is secured against the assets associated with the Geddes project and the Company has provided a guarantee of completion and payment. Upon receiving permission to operate the Geddes Project, the loan advancement shall convert into a 6-year long-term loan with a fixed interest rate to be determined upon the conversion. Construction of the project has been completed, and the project received PTO in July 2025. The conversion was completed in January 2026.

NY Green Bank credit facility

On December 30, 2025, the Company entered into a senior secured revolving credit facility with NY Green Bank (“NYGB”) for an aggregate principal amount of up to US$8,000. The facility is available during an initial draw period of twelve months from the closing date and matures twelve months thereafter. Amounts drawn under the facility bear interest at a rate equal to the 2-Year U.S. Dollar Secured Overnight Financing Rate (“SOFR”) ICE Swap Rate, determined at the time of drawdown, plus 7.5% per annum. The proceeds of the facility are intended to fund interconnection deposits for certain projects. Financing related costs of $507 incurred in connection with the establishment of a revolving credit facility were expensed as incurred and included in other operating expenses. As at June 30, 2026, an amount of $3,891 (US$2,738) had been drawn under the credit facility. Under the NYGB credit facility, the Company is required to maintain aggregate minimum liquidity of at least US$5,000, subject to an increase if 30% of the revolving credit commitment exceeds US$3,000.

As at June 30, 2026, the Company did not have any events of default with its short-term loans.

POWERBANK CORPORATION

Notes to Consolidated Financial Statements

(Expressed in thousands of Canadian dollars, except per share amounts and as otherwise indicated)

For the years ended June 30, 2026, 2025 and 2024